EXHIBIT 32.1
                                  ------------


                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                         PURSUANT TO 18 U.S.C. ss. 1350,
                              AS ADOPTED PURUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of CCC GlobalCom Corporation on form 10KSB for the period ending December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof, I, Paul E. Licata, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

         (1)  the Report complies with the  requirements of Section 13 (a) or 15
              (d) of the Securities Exchange Act of 1934; and

         (2) the information in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


By     /s/ Paul E. Licata
-------------------------
Paul E. Licata
Principal Executive Officer and
Principal Financial Officer
April 14, 2004